POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED OCTOBER 30, 2013 TO THE SUMMARY

PROSPECTUS DATED AUGUST 30, 2013 OF:

PowerShares Buyback Achievers™ Portfolio

Effective November 8, 2013, the methodology of NASDAQ US BuyBack Achievers™ Index, the underlying index (“Underlying Index”) of the PowerShares Buyback Achievers™ Portfolio, will change. Therefore, on that date, the Summary Prospectus will be revised as follows:

•	On page 1, the third sentence in the section titled “Principal Investment Strategies” is deleted and replaced with the following:

To qualify for the universe of “BuyBack Achievers™,” an issuer must have effected a net reduction in shares outstanding of 5% or more in the past 12 months.

Please Retain This Supplement For Future Reference.

P-PKW-SUMPRO-1 SUP-1 103013